Advisors Disciplined Trust 2104

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Todd International Intrinsic Value Portfolio, Series 2022-1Q will no longer include shares of LUKOIL PJSC (Ticker: LUKOY) or Sberbank of Russia PJSC (Ticker: SBRCY).

Supplement Dated: March 1, 2022